Exhibit 99.2

2015 Fourth Quarter and Full Year Review Roger W. Stone Chairman and Chief Executive Officer Andrea K. Tarbox Vice President and Chief Financial Officer February 9, 2016 1

Forward Looking Statements Forward-Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. Risk Factors These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. Non-GAAP Financial Measures This presentation refers to non-U.S. GAAP financial information. A reconciliation of non U.S. GAAP to U.S. GAAP financial measures is available website at KapStonepaper.com under Investors. A reconciliation of on the company’s 2

2015 – A Year of Challenges and Opportunities Challenges Strengthening dollar significantly impacted results reducing revenues and margins ƒ ƒ Approximately 20% of revenues at start of 2015 exposed to FX fluctuations Export product revenues were down $37 million reflecting fewer tons sold and a $40 per ton decrease in average selling price Wood fiber prices in both southeast and northwest increased ƒ ƒ Southeast hit by 1,000 year rainstorm in early October Northwest chip supply decreased by reduced sawmill activity 1st strike in KapStone history West coast port slowdown early in year Productivity - lower than expectations Opportunities Acquisition of Victory Packaging in June ƒ ƒ ƒ ƒ Provides unique system optimization and growth opportunity Significant catalyst in reducing exposure to export markets $30 million synergy run rate to be realized by mid-2016 Seven months of Victory operations provided $35 million of free cash flow Free cash flow for the year was $136 million ƒ ƒ Allows accelerated debt pay down Opportunity to invest in our business Regain and maintain operating excellence 3

Full Year Financial Results 2015 – A Disappointing and Years Ended December 31, ($ in millions, except per share data) Tough Year *Adjusted to exclude non-cash stock compensation, acquisition/integration costs, Longview work stoppage in 2015, severance, and loss on debt extinguishment **Adjusted to exclude items above, net of income taxes and acquisition related income tax adjustments in 2015 and 2014 4 2015 2014 Inc / (Dec) Inc / (Dec) Net Sales $ 2,789 $ 2,301 $488 21% EBITDA $358 $430 $(72) (17%) Adj. EBITDA* $ 404 $ 456 $ (52) (11%) Net Income $106 $172 $(66) (38%) Adj. Net Income** $137 $189 $(52) (28%) Diluted EPS $ 1.09 $ 1.76 $ (0.67) (38%) Adj. Diluted EPS** $ 1.41 $ 1.94 $ (0.53) (27%)

# Full Year 2015 Compared to 2014

**Tough Global Market Conditions and Productivity lead to Lower Earnings**



Net Sales
$ in Millions
$2,301
$583
$28
$11
$47
$9
$2,789
2014
Acquisition
Price / mix
FX
Volume
Other
2015



Adjusted EBITDA*
$ in Millions
$456
$39
$5
$28
$12
$25
$19
$12
$404
2014
Acquisition
Victory syn
Price / mix
FX
Vol / Prod
Inflation
Other
2015

- Acquisition reflects seven months of revenues and earnings from Victory Packaging
- Unfavorable price/mix and FX drove mill selling prices $17 per ton lower. The stronger dollar:
  - Negatively impacted both export containerboard and extensible kraft paper prices while providing foreign competitors with significant cost advantages
  - Resulted in FX loss of $11 million on saturating kraft sales
- Volume decreased 89,000 tons due to higher integration of domestic containerboard, lower export kraft paper shipments and the loss of 29,000 tons due to the September Longview strike
- Corrugated products volume rose 3%
- Volume/Productivity includes 36,000 tons of lower mill production and market downtime
- Victory synergies of $5 million reflects integration benefits with KapStone mill and plant systems
- Inflation primarily driven by higher fiber costs, compensation and benefits partially offset by lower OCC
- Other includes lower lumber and energy sales mainly due to lower prices

*Adjusted to exclude non-cash stock compensation, strike costs, acquisition and severance related costs and loss on debt extinguishment

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Fourth Quarter Financial Results (1) Percentage change calculations made using unrounded source financials (2) Adjusted to exclude non-cash stock compensation and acquisition, integration, severance expenses and loss on debt extinguishment. Net of income taxes for Adjusted I Net Income (3) Includes $3 million net of tax and $0.03 per share impact in Q4 and Q3 2015 from amortization of intangibles for Victory purchase accounting 6 ($ in Millions, except per share) Q4 2015 Q4 2014 Inc/(Dec) (1) Q3 2015 Inc/(Dec) (1) Net Sales $ 764 $ 563 36% $ 808 (5%) EBITDA $75 $94 (21%) $103 (27%) Adj. EBITDA(2) $82 $102 (20%) $126 (35%) Net Income (3) $ 12 $ 34 (65%) $ 34 (65%) Adj. Net Income(2) $16 $40 (60%) $49 (68%) Diluted EPS(4) $0.12 $0.35 (66%) $0.35 (66%) Adj. Diluted EPS(3) $0.17 $0.41 (59%) $0.51 (67%)

 Q4 2015 Compared to Q4 2014 Actual Acquisition is Key Driver YOY While Price and Mix Declines Continue Adjusted EBITDA Net Sales $4 $12 $14 $2 $2 $102 $6 $242 $12 $2 $7 $23 $4 $764 $9 $82 $563 Victory Packaging acquisition added $242 million in sales, $14 million of adjusted EBITDA, and provided $4 million of synergies Collectively, unfavorable price/mix and FX drove mill selling prices $31 per ton lower ƒ Strong dollar negatively impacted export containerboard prices and resulted in FX loss on saturating kraft sales Lower domestic kraft paper and containerboard prices ƒ Change in outage costs reflects Charleston PM 1 upgrade in December 2015 (loss of 12,000 tons) offset by Roanoke Rapids annual outage in October 2014 (loss of 11,200 tons) Market-related downtime of 27,000 tons reflects an 8 day curtailment at Longview Inflation negatively impacted adjusted EBITDA by $7 million ƒ ƒ Compensation and benefit increases Fiber costs about $4 million mainly due to severe flooding in Southeast (1,000 year storm) Volume and productivity reflects lower mill production from lack of orders and production issues at Charleston *Adjusted to exclude non-cash stock compensation, acquisition and severance related costs, and loss on debt extinguishment 7 $ in Millions $ in Millions

Q4 2015 Compared to Q3 2015 Actual Seasonality, Productivity, Outages and Market-Downtime Lower Earnings Net Sales $808 Adjusted EBITDA* $6 $11 $24 $4 $3 $11 $4 $764 $126 $15 $9 $3 $6 $82 Victory Packaging revenues and earnings were seasonally lower by $6 and $4 million, respectively Price and mix reflects average mill selling prices decreasing $25 per ton to $646 driven by lower export containerboard prices, FX and a less favorable product mix Victory synergies reflects $5 million for the year less the $1 million recognized in Q3 2015 Lower sales volume of $24 million includes lower seasonal containerboard volume and lower export kraft paper mainly due to lower demand and increased competition. Corrugated products 2 percent seasonally lower Productivity reflects lower mill production due to issues following a machine upgrade at Charleston (loss of 12,000 tons) Higher planned outages of $9 million reflects Charleston PM1 upgrade Market-related downtime reflects impact of eight-day curtailment at Longview (loss of 27,000 tons) 8 $ in Millions $ in Millions

Positive Cash Flow Despite Difficult Quarter Free cash flow for the year was $136 million and $54 million for Q4 2015, down YOY on lower operating earnings Net ƒ ƒ ƒ debt at December 31, 2015 - $1,565 million Weighted average interest rate of 2.00% Debt pay down included $52 million voluntary prepayment on term Voluntary prepayments since Victory acquisition in June 2015 total million loans $104 Available revolver balance is $477 millio Capex for Q4 2015 was $32 million and $127 million for the 2015 year 9

# Summary of Key Assumptions for Q1 2016

- Inclusion of Victory
- Prices and volume – Compared to Q1 2015
  - Lower export containerboard prices
  - Lower export kraft paper prices
  - Lower west coast linerboard and corrugated medium prices (announced in Q3 and Q4)
  - January 2016 index reduction of $15 per ton for linerboard and $20 per ton for medium
  - FX impact expected to be negative $1 - $2 million (average rate of $1.12 in Q1 2015)
  - One additional shipping day due to leap year
- Current planned outages and major maintenance
  - Expense for Q1 2016 comparable to Q1 2015
  - Loss of 5,100 production tons in Q1 2016 versus 2,000 tons in Q1 2015
- Inflation
  - Continuation of higher fiber prices in the southeast following October 2015 flood
- No west coast port slowdown
- Effective income tax rate from operations of 35 percent. Cash tax rate similar to ETR
- CAPEX expected to be $30 to 35 million

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Summary of Key Assumptions for 2016 Full year of Victory Packaging results Price changes: ƒ Full year of West coast medium and linerboard reductions of $20 and $10 per ton, respectively (reductions took effect on August 1 and October 1) ƒ January 2016 index reductions of $15 per ton for LB and $20 have annualized impact of approximately $20 to $26 million for CM will Will be fully implemented by end of 2Q o Production and shipping ƒ One additional production day due to leap year Planned maintenance outage expense of $42 million, 2015 or $4 million higher than ƒ 25,000 tons of lost production Fiber costs expected to be comparable to 2015 Lower pension income (about $7 million) CAPEX is expected to be $115 million for the full year Depreciation and amortization will approximate $190 million annually ƒ Annual depreciation - approximately $150 million Effective income tax rate of 35%. Cash tax rate about the same 11

Appendix

Quarterly Key Performance Indicators Sales and Production Mill External Shipments (000) Avg Mill Revenue per Ton Tons Produced (000) 656 681 662 677 671 646 473 458 454 4Q 15 Actual 3Q 15 Actual 4Q 14 Actual 4Q 15 Actual 3Q 15 Actual 4Q 14 Actual 4Q 15 Actual 3Q 15 Actual 4Q 14 Actual Paper and Packaging Product Mix (000 Tons) Containerboard and Corrugated products (1) Specialty paper (2) Internal Consumption 438 425 408 253 250 249 220 193 181 4Q 15 Actual 3Q 15 Actual 4Q 14 Actual 4Q 15 Actual 3Q 15 Actual 4Q 14 Actual 4Q 15 Actual 3Q 15 Actual 3Q 14 Actual (1) Containerboard includes all domestic and export sales of linerboard and medium (2) Specialty products include Kraftpak, Durasorb, Kraft paper and roll pulp 13

Annual Key Performance Indicators Sales and Production Mill External Shipments (000) Avg Mill Revenue per Ton Tons Produced (000) 2,715 2,679 $684 $667 $669 2,080 2,005 1,936 1,857 2015 2014 2013 2015 2014 2013 2015 2014 2013 Paper and Packaging Product Mix (000 Tons) Containerboard and Corrugated products (1) Specialty paper (2) Internal Consumption 1,765 1,686 1,404 1,021 1,031 799 784 675 563 2015 2014 2013 2015 2014 2013 2015 2014 2013 (1) Containerboard includes all domestic and export sales of linerboard and medium (2) Specialty products include Kraftpak, Durasorb, Kraft paper and roll pulp 14

Maintenance Outage Expense & Production Impact * The 14,300 ton impact is due to the paper machine #3 upgrade in Charleston ** The 10,400 ton impact is due to the Roanoke Rapids mill annual outage. In 2014 this outage occurred in Q4 with 11,200 tons lost *** The 16,900 ton impact includes 12,200 tons for paper machine #1 upgrade at Charleston 15 Financial Impact ($ in Millions) Q1 Q2 Q3 Q4 Year 2014 Actual $ 14.8 $ 5.2 $ 5.2 $ 10.9 $36.1 2015 Actual $8.6 $11.1 $4.4 $13.3 $37.4 2016 Plan $8.1 $19.1 $4.3 $10.1 $41.6 Q2 Q3 Q4 Year Lost Production Impact (Tons) Q1 2014 Actual 14,300* 5,400 - 14,500 34,200 2015 Actual 2,000 10,400** 2,400 16,900*** 31,700 2016 Plan 5,100 14,000 2,500 3,600 25,200